Exhibit 99.1

Edward P. Goodwin Jr., SVP, Investor Relations at 2U, Inc. Welcome + Agenda. “Trust the process”

Safe Harbor.

This presentation contains forward-looking statements regarding 2U, Inc.'s future business expectations, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding the acquisition of Trilogy and future results of the operations and financial position of 2U, including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. 2U has based these forward-looking statements largely on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. The company undertakes no obligation to update these statements as a result of new information or future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from the results predicted, including, but not limited to:

- *trends in the higher education market and the market for online education, and expectations for growth in those markets;*
- *the acceptance, adoption and growth of online learning by colleges and universities, faculty, students, employers, accreditors and state and federal licensing bodies;*
- *the impact of competition on our industry and innovations by competitors;*
- *the company's ability to comply with evolving regulations and legal obligations related to data privacy, data protection and information security;*
- *the company's expectations about the potential benefits of its cloud-based software-as-a-service, or SaaS, technology and technology-enabled services to university clients and students;*
- *the company's dependence on third parties to provide certain services or components used in its platform;*
- *the company's ability to meet the anticipated launch dates of its educational offerings;*
- *the company's expectations about the predictability, visibility and recurring nature of its business model;*
- *the company's ability to acquire new university clients and expand its offerings with existing university clients;*
- *its ability to successfully integrate the operations of its acquisitions, including Trilogy Education Services, Inc., or Trilogy, achieve the expected benefits of its acquisitions and manage, expand and grow the combined company;*
- *the company's expectations regarding the amount of time its cash balances and other available financial resources will be sufficient to fund its operations;*
- *the company's ability to service its substantial indebtedness and comply with the financial and other restrictive covenants contained in the credit agreement governing its senior secured term loan facility;*
- *the company's ability to refinance its indebtedness on attractive terms, if at all, to better align with its focus on profitability;*
- *the company's ability to generate sufficient future operating cash flows from recent acquisitions to ensure related goodwill is not impaired;*
- *the company's ability to execute its growth strategy in the international, undergraduate and non-degree alternative markets;*
- *the company's ability to continue to acquire prospective students for its offerings;*
- *the company's ability to affect or increase student retention in its graduate programs;*
- *the company's ability to attract, hire and retain qualified employees;*
- *the company's expectations about the scalability of its cloud-based platform;*
- *the company's expectations regarding future expenses in relation to future revenue;*
- *potential changes in regulations applicable to the company or its university clients;*
- *the impact and cost of stockholder activism; and*
- *the extent of the adverse impact of Covid-19, or coronavirus, and related developments, on the global economy, financial markets, institutions of higher education and its business.*

These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2019 and other SEC filings . Moreover, 2U operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for 2U management to predict all risks, nor can 2U assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements 2U may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated

Today’s Agenda. ● Intro ● Strategic Vision ● Partner Fireside ● Financials ● Q&A March 24, 2020

Today’s Speakers. 2U, Inc. The London School of Economics and Political Science Ed Goodwin Chip Paucek Paul Lalljie Melindi Britz Russell L. Brooks

Christopher “Chip” Paucek Co - Founder and CEO Our Vision. Every day’s a holiday, and every meal’s a feast.

We believe in the power of the great university. Est. 1096

(Circa 2008)

2U is a trusted brand steward & the partner of choice to the world’s top universities. *As of 2/4/20

Our Vision. We believe that great universities must redefine higher education to address the critical needs of society .

12 Situation Update: COVID - 19. Support our employees Support our partners and their students OUR PRIORITIES 1 2

13 Situation Update: COVID - 19. Support our employees Support our partners and their students OUR PRIORITIES 1 2

• Execution of contingency plans to mitigate impact on partners, and students • Ensuring all online programs are open for business • Moved all physical bootcamps online within 5 days • Assist in any and all ways with the mass wave of remote learning • Continued operations of programs • Expanded deployment of additional university support bundles with Pro, Plus & Essential • Execution of current new offering launch schedule (Studio in a Box) • Norms and preconceived notions changing • Positive impact from the increased acceptance of online education • Students and faculty thinking much more about online education • Increased need • Increased demand • Improved business optics to public private partnerships Situation Update: COVID - 19. PHASE 1: CONTINUITY & WAVE PHASE 2: STABILIZE SUMMER & FALL PHASE 3: ENSURING QUALITY ONLINE

Situation Update: COVID - 19. NEW SOLUTIONS FOR UNIVERSITIES No Back Row® PRO • Training and support for faculty teaching online for the first time • Free for 2U partners 2UOS Essential • Support for moving on - campus classes online quickly 2UOS PLUS • Supporting students in the residential versions of 2U - powered degree programs

Our Vision. We believe that great universities must redefine higher education to address the critical needs of society .

Attractive total addressable market to support growth.

18

Our Vision. We believe that great universities must redefine higher education to address the critical needs of society .

High Quality.

No one has more experience and data to lead a digital learning revolution than 2U. 22 SHORT COURSES 82% RETENTION RATE IN DEGREE PROGRAMS >1500 INSTRUCTOR S 215,000+ ADULT LEARNERS REACHED 160,000+ GRADUATES 100+ SHORT COURSES >55,000 FIELD PLACEMENTS 70 UNIVERSITY PARTNERS 635,000+ LIVE CLASSES 90% COMPLETION RATE FOR ALTERNATIVE CREDENTIALS

New data shows we’re delivering on our mission. #NoBackRow Across critical measures of quality — rigor and relevance of curriculum, support of faculty, and wellbeing after graduation — the study found that alumni of 2U - powered programs had experiences as good and in some cases better than the benchmarks of graduate program alumni nationally. x

If they had the chance to do it all over again, nearly all 2U partner program alumni – 92% – would still obtain a program degree. x

Blended & connected.

For internal 2U eyes only. Not to be shared externally. It’s not about just moving online anymore.

Fostering REAL connections. Compared to recent graduate school alumni nationally, 2U partner program alumni stand out from their peers in strongly agreeing that: ● that their institutions were passionate about the long - term success of their students (38% vs. 27%) ● they had at least one professor at their graduate institution who made them excited about learning and confirmed that they had this experience (77% vs. 67%) x

55% of 2U - powered degree programs require fieldwork. (aka, placement) Our network of 49k+ clinical placement sites across the U.S.

Relevant.

33 Healthcare Needs.

● Artificial Intelligence Specialist ● Robotics Engineer ● Data Scientist ● Full Stack Engineer ● Site Reliability Engineer ● Customer Success Specialist ● Sales Development Rep ● Data Engineer ● Behavioral Health Technician ● Cybersecurity Specialist The digital skills gap is real. Source: https://nces.ed.gov/programs/coe/indicator_ctb.asp

35 Trilogy python coding bootcamp content in the MBA@UNC curriculum in the form of an credit bearing elective. Innovative and integrated.

Accessible & affordable.

For internal 2U eyes only. Not to be shared externally. Affordability is a critical societal concern...

Compared to recent graduate school alumni nationally: ● The majority of (84%) of alumni in 2U - powered programs worked full time while they were in graduate school , compared with 43%. ● Alumni of 2U - powered programs take less time to graduate (89% in 2 years or less vs 56%). x Experiences in 2U - powered programs are different in a good way.

39

Bending the Co$t Curve

For internal 2U eyes only. Not to be shared externally.

42 ● Significant tuition reduction (14%) ● $9,600 to $13,600 decline ● $10,000 in scholarships Simmons Tuition.

43 ...it’s about expanding access and opportunity.

Sustainable.

For internal 2U eyes only. Not to be shared externally.

SKILLS Learning Credits HIRING Boot Camps RETENTION Degree Programs Enterprise Opportunity

48 When students Universities And that’s a 2U

49 #NoBackRow

0 www.2u.com Sustainable Financial Engine

1 Situation Update: COVID - 19. Support our employees Support our partners and their students Create solutions for partners to thrive online going forward NEW SOLUTIONS FOR UNIVERSITY PARTNERS No Back Row ® PRO • Training and support for faculty teaching online for the first time • Offered at no charge to 2U partners 2UOS Essential • Support for moving on - campus classes online quickly 2UOS PLUS • Supporting students in the residential versions of 2U - powered degree programs OUR PRIORITIES 3 1 2

2 • Execution of contingency plans to mitigate impact on employees, partners, and students • Our programs are online and open for business • Confirm first quarter 2020 guidance • Expanded deployment of additional university support bundles • Continued operations of online programs • Execution of planned offering launch schedule • Dynamic situation, lots of puts and takes • Positive impact from the increased acceptance of online education • Strong secular trends augmented by validation in the marketplace NEAR - TERM EXPECTATIONS INTERMEDIATE - TERM EXPECTATIONS LONG - TERM EXPECTATIONS Situation Update: COVID - 19.

3 Key Characteristics. Attractive business model: high ROIC, scalable, strong margins at steady - state Expanding addressable market within significant global education industry Offerings deliver predictable cash flow accretion over time; our operating plan accelerates accretion 3 1 2

4 IPO (2014) Present (2020) University Partners 8 73 Offerings 14 > 400 Courses > 250 > 2,000 Students > 12,000 > 215,000 (1) Grey portion of 2020e bar represents expected 2020 revenue guidance range as of February 6, 2020 and does not reflect any im pact from the coronavirus pandemic. REVENUE 2U has delivered strong growth... (in millions) 1

5 (1) We define capital expenditures as additions to amortizable intangible assets plus purchases of property, plant and equipm ent . (2) Grey portion represents expected range set forth in Company’s 10 - K for the year ended December 31, 2019 and does not reflect any impact from the coronavirus pandemic. (3) Grey bar represents expected 2020 adjusted EBITDA guidance range as of February 6, 2020 and does not reflect any impact f rom the coronavirus pandemic. (4) Refer to the appendix for an explanation of non - GAAP financial measures as well as a reconciliation of non - GAAP financial me asures to the most comparable GAAP measures. (5) 2020e bar is based on consensus estimates as of March 23, 2020. Since 2017: Launched 41 new Degree Programs; Added Short Course product line; Added Boot Camp product line ...while investing in new product launches and new product lines. CAPITAL EXPENDITURES ADJUSTED EBITDA UNLEVERED FREE CASH FLOW (in millions) (in millions) (in millions) $(21) $(24) $8 $81 $(23) $(80) 1 2 3 4 4 5

6 2U HAS AMPLE RUNWAY IN GLOBAL HIGHER ED Attractive total addressable market to support growth. (1) HolonIQ, “OPM Meet OPX. The New Online Higher Education Landscape,” September 2019. SIGNIFICANT GLOBAL EDUCATION & TRAINING EXPENDITURE (in billions) (in billions) 1 1

7 2009 - 2016: Launched 24 graduate programs Land and expand across regions and verticals 2017 - 2019: Launched 41 graduate programs Establish position in lifelong learning 2019: Added boot camp product Expand into STEM training Market - driven products across the Career Curriculum Continuum Present: Maintain quality and expand breadth of services Positioned to benefit from powerful secular tailwinds. First mover in OPM market to support great universities 2017: Added short course product creating alternative credential segment

8 First mover in OPM market to support great universities. Measured cadence delivered consistent revenue growth and significant improvements in profitability. Launched 24 new programs over an eight - year period. 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 (1) Profitability for 2016 and prior degree programs is defined as net income or net loss, as applicable, before net interest in come (expense), taxes, depreciation and amortization expense, foreign currency gains or losses, deferred revenue fair value adjustments, transaction costs, integration costs, restructurin g - r elated costs, shareholder activism costs, impairment charges, and stock - based compensation expense. (in millions) (in millions) 1 2013 $291 $83 2016 and Prior Degree Programs Revenue Profitability 2014 2015 2016 2018 2019 $(21) $83 2017 2016 and Prior Degree Programs

9 Launched 41 new programs over a three - year period. Significant increase in cadence drove revenue growth, but created short term margin pressure. Land and expand across regions and verticals. (in millions) (in millions) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 (1) Profitability for 2017 - 2019 degree programs is defined as net income or net loss, as applicable, before net interest income (expense), taxes, depreciation and amortization expense, foreign currency gains or losses, deferred revenue fair value adjustments, transaction costs, integration costs, restructurin g - r elated costs, shareholder activism costs, impairment charges, and stock - based compensation expense. 1 2013 $126 $291 $417 $83 2017 - 2019 Degree Programs 2016 and Prior Degree Programs Total Graduate Degree Program Segment Revenue Revenue 2017 - 2019 Degree Programs 2016 and Prior Degree Programs Total Graduate Degree Program Segment Revenue Profitability 2014 2015 2016 2018 2019 $(21) $(77) $83 $6 2017

Establish position in corporate training and lifelong learning.

2U is now the only comprehensive provider of non-degree and STEM products to the top tier of universities

Alternative Credential Segment:
Short Course Number of Courses & Revenue[1]


(in millions)
Courses
Short Course Revenue
70
$17
80
$25
90
$63
130
$83
2016
2017
2018
2019

Added Short Course product via GetSmarter in 2017.

Alternative Credential Segment:
Boot Camp Number of Courses & Revenue[2]


(in millions)
Boot Camps
Boot Camp Revenue
10
$8
40
$39
75
$97
115
$136
2016
2017
2018
2019

Added the Boot Camp product via Trilogy in 2019.

(1) Revenue for years 2016-2017 represents pre- and post-acquisition GetSmarter revenue, as applicable.
(2) Revenue for years 2016-2019 represents pre- and post-acquisition Trilogy revenue, as applicable.

10

11 GRADUATE PROGRAM Product lines have complementary economic profiles… Capital Expenditure $2mm $45k $54k $1.5mm To Build A... Full degree New course Short course Boot camp subject Cumulative Cash Low Point $5mm - $10mm $150k - $250k $91k $25k In Launching A... Degree Incremental offering Short course Boot camp Avg. Contract Length 10+ years 5 years 3 years Avg. Tuition $70k $2.5k $10.5k Revenue Share 60% 70% 80% Retention Rate 82% >90% ALTERNATIVE CREDENTIAL Program Offering Short Course Boot Camp (1) Numbers are illustrative only and based on our target economics for different types of offerings. 1 1

12 … that balance cash investment with ROIC. Time To Positive Cash Flow 2 – 3 years 1 year < 1 year 2 years New Student Per Year 250 25 to 100 275 1,800 2u Rev / Year $10mm $1.0 to $3.5mm $600k $18mm Ebitda Margin Low to mid 30% Low to mid 30% Low to mid teens 15% Maintenance Capex $250k Minimal to $100k Minimal Minimal Cash Generated / Year $3mm $0.5 - $1.0mm $94k $2.8mm (1) Numbers are illustrative only and based on our target economics for different types of offerings.. GRADUATE PROGRAM ALTERNATIVE CREDENTIAL Program Offering Short Course Boot Camp 1 1

13 Degree programs require larger upfront cash investment, but deliver strong ROIC. (in millions) (1) Data represents the average of the five Graduate Degree Programs launched in 2015. 2015 Launch Cohort: Revenue, OpEx and CapEx Illustrative Cumulative Cash Over Life of Contract 1 1 (in millions)

14 Alternative Credentials have faster investment to return cycle. (in millions) (in millions) (1) Data is illustrative only and represents a single hypothetical short course or boot camp, respectively, based on historic al averages and target future economics for our alternative credential offerings. Alternative Credential Segment: Short Course Illustrative Cumulative Cash Over Life of Contract Alternative Credential Segment: A Boot Camp Subject Illustrative Cumulative Cash Over Life of Contract 1 1 1 1

15 Steady - state economics are attractive for 2U and university partners. (1) Numbers are illustrative only and based on averages of historical data and target steady - state economics for various offeri ngs. GRADUATE PROGRAM ALTERNATIVE CREDENTIAL For $100 in Total Tuition $100 $100 Received by 2U $60 100% $100 100% Curriculum & Teaching -- -- $35.0 35% Marketing & Sales $22.2 37% $30.0 30% Servicing & Support $7.2 12% $8.0 8% Tech & Content $5.4 9% $7.0 7% G&A $5.4 9% $5.0 5% Segment Profitability Margin $18.0 33% $15.0 15% Received by School $40.0 100% $25.0 100% Cost of Instruction $14.6 37% Provided by 2U Other Costs $3.9 10% $3.0 3% Surplus to School $21.6 54% $22.0 88% 1 1

16 Funding from our current balance sheet Maintaining strong revenue growth with attractive steady - state margins Lens for viewing new opportunities. Optimal capital allocation driving towards positive free cash flow while maintaining strong revenue growth to support our strategy and industry leadership position Most attractive ROIC Maintaining excellent program quality and student outcomes Market - driven product offerings that have a positive societal impact Enhancing our position to benefit from powerful secular tailwinds in global education Strategic Filters: Financial Criteria:

17 • Graduate programs deliver strong ROIC, but require significant investment in early years • New graduate program launches reduced from 17 in 2019 to 5 in 2020 • We have flexibility and variability in our expense base and will prudently manage investments through any situation Launches Programs Incremental Offerings Short Courses Boot Camps Boot Camps (new subject) 2019 17 18 35 40 1 2020 5 ~10 ~50 ~50 1 Recalibration of our planned 2020 launch cadence allows us to manage liquidity. ● Based on historical cash outlays, launching 5 programs should result in a reduction in cumulative cash outflows of $80 - $100 million by 2021 ● Equal to 30 - 40% of long - term debt outstanding at 12/31/19 and 2X net operating cash usage in 2019 GRADUATE PROGRAM ALTERNATIVE CREDENTIAL

18 IPO 2016 2019 Long - Term Expectations Cost of Sales - - 11% 14 - 16% Marketing 65% 51% 56% 37 - 42% Support 27% 18% 15% 15 - 16% Tech + Content 19% 11% 10% 7 - 10% G&A 16% 18% 18% 9 - 11% Adjusted EBITDA Margin (26)% 2% (4)% 18 - 20% ● Implementation of “prospect share” functionality ● Increased modularity of courses and more efficient course production ● Deploy new partnership models Significant opportunities for additional savings through business optimization. THREE TO FIVE - YEAR TARGET RANGES DRIVEN BY OPTIMIZATION AND EFFICIENCY INITIATIVES (1) Line items adjusted to add back only stock - based compensation expense and depreciation & amortization expense. (2) Adjusted EBITDA margin is defined as adjusted EBITDA divided by revenue. Refer to the appendix for a reconciliation of adjusted EBITDA to net loss. 1 1 1 1 1 2 Target Margins Over Time

19 Ample runway for organic growth that should drive adjusted EBITDA and free cash flow generation over the long term. Sustainable and resilient Sustainable and resilient business model: high ROIC and strong steady - state margins Validated position in a large, expanding, countercyclical, addressable market cash flow generation Operating plan, business characteristics, and momentum in the marketplace driving the company to

20

21 Appendix.

Non-GAAP Financial Measures.

To provide investors and others with additional information regarding 2U's results, the company has disclosed the following non-GAAP financial measures: adjusted EBITDA (loss), adjusted EBITDA margin, unlevered free cash flow, adjusted net income (loss), and adjusted net income (loss) per share. The company has provided a reconciliation of each non-GAAP financial measure used in this presentation to the most directly comparable GAAP financial measure. The company defines adjusted EBITDA (loss) as net income or net loss, as applicable, before net interest income (expense), taxes, depreciation and amortization expense, foreign currency gains or losses, deferred revenue fair value adjustments, transaction costs, integration costs, restructuring-related costs, shareholder activism costs, impairment charges, and stock-based compensation expense. The company defines adjusted EBITDA margin as adjusted EBITDA divided by revenue. The company defines unlevered free cash flow as net cash from operating activities, less capital expenditures and excluding restructuring-related and certain other non-ordinary cash payments, and cash interest payments on debt,. The company defines adjusted net income (loss) as net income or net loss, as applicable, before foreign currency gains or losses, acquisition-related gains or losses, deferred revenue fair value adjustments, transaction costs, integration costs, restructuring-related costs, shareholder activism costs, impairment charges, and stock-based compensation expense. Adjusted net income (loss) per share is calculated as adjusted net income (loss) divided by diluted weighted-average shares of common stock outstanding for periods which result in adjusted net income, and basic weighted-average shares outstanding for periods which result in an adjusted net loss.

The company's management uses these non-GAAP financial measures to understand and compare operating results across accounting periods, to understand cash that is generated by or available for operational expenses and investment in the business after capital expenditures, for internal budgeting and forecasting purposes, for short- and long-term operating plans, and to evaluate the company's financial performance. Management believes these non-GAAP financial measures reflect the company's ongoing business in a manner that allows for meaningful period-to-period comparisons and analysis of trends in the company's business as they exclude expenses that are not reflective of ongoing operating results. Management also believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the company's operating results and prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies.

The use of adjusted EBITDA (loss), adjusted EBITDA margin, unlevered free cash flow, adjusted net income (loss), and adjusted net income (loss) per share measures have certain limitations, as they do not reflect all items of income and expense that affect the company's operations. The company compensates for these limitations by reconciling the non-GAAP financial measures to the most comparable GAAP financial measures. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Management encourages investors and others to review the company's financial information in its entirety and not rely on a single financial measure.

22

Reconciliation of Adjusted EBITDA Guidance to Net Income (Loss). Adjusted EBITDA Guidance Reconciliation of Adjusted EBITDA Guidance to Net Income (Loss) Year Ending December 31, 2020 $ millions Net Loss $(210.0) Amortization of Acquired Intangible Assets 51.8 Income Tax Benefit on Amortization of Acquired Intangible Assets (1.8) Stock - Based Compensation Expense 80.0 Adjusted Net Loss (80.0) Interest Income (0.7) Interest Expense 22.2 Depreciation and Amortization Expense 60.4 Income Tax Expense 0.6 Adjusted EBITDA $2.5

Reconciliation of Adjusted EBITDA (Loss) to Net Income (Loss). (dollars in thousands) Year Ended 2013 2014 2015 2016 2017 2018 2019 Net Loss $(27,953) $(28,999) $(26,733) $(20,684) $(29,423) $(38,330) $(235,222) Adjustments: Interest income (26) (92) (167) (383) (371) (5,173) (5,800) Interest expense (27) 1,213 552 35 87 108 13,419 Foreign currency loss - - - - 866 1,722 707 Depreciation and amortization expense 4,335 5,572 7,220 9,750 19,624 32,785 69,843 Income tax benefit - - - - (1,297) (4,867) (19,860) Deferred revenue fair value adjustment - - - - - - 11,175 Transaction costs - - - - - - 4,786 Integration costs - - - - - - 3,255 Restructuring - related costs - - - - - - 10,826 Shareholder activism costs - - - - - - 1,042 Impairment charge - - - - - - 70,379 Stock - based compensation expense 2,426 7,527 12,499 15,823 21,930 31,410 51,504 Total Adjustments 6,708 14,220 20,104 25,225 40,839 55,985 211,276 Adjusted EBITDA (loss) $(21,245) $(14,779) $(6,629) $4,541 $11,416 $17,655 $(23,946)

Reconciliation of Unlevered Free Cash Flow to Operating Cash Flow. (in thousands) Unlevered Free Cash Flow Reconciliation 2013 2014 2015 2016 2017 2018 2019 Net cash (used in) provided by operating activities $(15,682) $(11,685) $(9,267) $5,210 $8,106 $(3,120) $(51,974) Additions of amortizable intangible assets (5,213) (9,454) (12,358) (16,728) (23,823) (65,190) (64,923) Purchases of property and equipment (2,367) (1,499) (1,256) (7,648) (27,316) (11,996) (13,421) Payments on acquisition of amortizable intangible assets - - - - - (4,900) (2,180) Cash used in partner payments - 2,800 4,500 1,300 14,750 13,210 26,100 Non - ordinary cash payments - - - - - - 13,989 Free Cash Flow (23,262) (19,838) (18,381) (17,866) (28,283) (71,996) (92,409) Cash interest payments on debt - - - - - - 12,147 Unlevered Free Cash Flow $(23,262) $(19,838) $(18,381) $(17,866) $(28,283) $(71,996) $(80,262)